UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date or report (Date of earliest event reported) December 22, 2004

EDELBROCK CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	000-24802	33-0627520

(State or other jurisdiction of incorporation	(Commission File No.)	(IRS Employer Identification No.)

2700 California Street, Torrance CA		90503

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	310-781-2222

Not Applicable

(Former name and address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

ITEM 7.01. REGULATION FD DISCLOSURE
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
Exhibit 99.1

ITEM 7.01. REGULATION FD DISCLOSURE

On Wednesday, December 22, 2004, the registrant issued a press release announcing the approval by its stockholders at a special meeting held for that purpose of the proposed merger of the company with a subsidiary of a corporation controlled by the registrant’s Chairman, President, and Chief Executive Officer, O. Victor Edelbrock, Jr. and his affiliates. As a result of the merger, Edelbrock Corporation will become privately-held. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information being furnished in this Current Report under Item 7.01 including Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

Exhibit No.	Description
99.1	Press release issued December 22, 2004

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

Date:	December 22, 2004	By:	/s/ Jeffrey L. Thompson
Jeffrey L. Thompson
Its: Executive Vice President Chief Operating Officer